                                                                   EXHIBIT 10.60

                 WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT

      This WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT (this "Waiver and Amendment"), dated as of December 3, 2004, is entered into by and among THE GYMBOREE CORPORATION, a Delaware corporation (the "Company"), each other Borrower named in the signature pages hereof (together with the Company, each a "Borrower" and, collectively, the "Borrowers") and Bank of America, N.A. (the "Lender").

                                    RECITALS

      A. The Borrowers and the Lender are parties to a Credit Agreement, dated as of August 11, 2003 (as amended, restated, extended, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Lender has extended certain credit facilities to the Borrowers.

      B     The Borrowers have requested that the Lender agree to certain amendments to the Credit Agreement and provide certain waivers in connection with the Credit Agreement, and the Lender has agreed to such request, subject to the terms and conditions of this Waiver and Amendment.

      NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement (as amended hereby). As used herein, "Amendment Documents" means this Waiver and Amendment, the Credit Agreement (as amended by this Waiver and Amendment), and each certificate and other document executed and delivered by the Borrowers pursuant to Section 5 hereof.

      2. Interpretation. The rules of interpretation set forth in Sections 1.02, 1.03, 1.04, 1.05, and 1.06 of the Credit Agreement shall be applicable to this Waiver and Amendment and are incorporated herein by this reference.

      3.    Defaults and Waiver.

            (a) For purposes of this Amendment, the "Potential Existing Defaults" shall mean:

                  (i) any Event of Default that may exist on the date hereof under Section 8.01(b) of the Credit Agreement solely as a result of any failure by the Borrowers to notify the Lender promptly of the occurrence of the potential Events of Default specified in subsections (ii), (iii),
      (iv) and (v) below in accordance with Section 6.03(a) of the Credit Agreement (it being acknowledged that the Borrowers do not hereby acknowledge that any such failure occurred or that any such Event of Default exists);

                  (ii) any Event of Default that may exist on the date hereof under Section 8.01(b) of the Credit Agreement solely as a result of any Disposition of all or substantially all of the assets of one or more Excluded Subsidiaries, which Disposition may have breached Section 7.04 of the Credit Agreement (it being acknowledged that the Borrowers do not hereby acknowledge that any such breach occurred or that any such Event of Default exists);

                  (iii) any Event of Default that may exist on the date hereof under Section 8.01(b) of the Credit Agreement solely as a result of any breach of the covenant set forth in Section 7.05(g) of the Credit Agreement due to the UK Dispositions (it being acknowledged that the Borrowers do not hereby acknowledge that any such breach occurred or that any such Event of Default exists);

                  (iv) any Event of Default that may exist on the date hereof under Section 8.01(b) of the Credit Agreement, which Event of Default may have arisen as a result of the Borrowers having made capital expenditures during the fiscal year of the Company ending on or about January 31, 2005 in an aggregate amount which exceeds the amount permitted by the covenant set forth in Section 7.12 of the Credit Agreement (it being acknowledged that the Borrowers do not hereby acknowledge that any such prohibited capital expenditures were made or that any such Event of Default exists); and

                  (v) any Event of Default that may exist on the date hereof under Section 8.01(f) of the Credit Agreement solely as a result of one or more Excluded Subsidiaries having suspended their respective businesses for a period of more than three Business Days during a 30-day period (it being acknowledged that the Borrowers do not hereby acknowledge that any such business suspension occurred or that any such Event of Default exists).

            (b) Subject to and upon the terms and conditions hereof, and to the extent that any such Potential Existing Defaults actually exist on the date hereof, the Lender hereby waives the Potential Existing Defaults.

            (c) Subject to and upon the terms and conditions hereof, the Lender hereby (i) consents to the liquidation and dissolution in accordance with applicable law of each Excluded Subsidiary and (ii) waives any Events of Default that would otherwise arise under Sections 6.05, 7.04, 7.05(g) or 8.01(f) of the Credit Agreement after the date hereof solely as a result of the liquidation and dissolution of any such Excluded Subsidiary.

            (d) Subject to subsection (c) above, nothing contained herein shall be deemed a waiver of (or otherwise affect the Lender's ability to enforce) any other Default under any of the Loan Documents, including without limitation, (i) any Default as may now or hereafter exist and arise from or otherwise be related to any of the Potential Existing Defaults (including without limitation any cross-default arising under the Credit Agreement by virtue of any matters resulting from any Potential Existing Default), and (ii) any Default arising at any time after the Effective Date and which is the same as or similar to any of the Potential Existing Defaults.

      4. Amendments to Credit Agreement. Subject to the terms and conditions hereof, and with effect from and after the Effective Date, the Credit Agreement shall be amended as follows:

            (a) Section 1.01 of the Credit Agreement shall be amended at the definition of "Consolidated Net Income" by amending and restating such definition in its entirety as follows:

                  "Consolidated Net Income" means, for any period, for the
            Company and its Subsidiaries on a consolidated basis, the net income of the Company and its Subsidiaries (excluding extraordinary gains and extraordinary losses and losses resulting solely from the UK Dispositions) for such period.

            (b) Section 1.01 of the Credit Agreement shall be further amended by adding the following definition in the appropriate alphabetical order:

                  "Excluded Subsidiaries" means Gymboree Industries Limited, an
            Irish corporation, Gymboree of Ireland, Limited, an Irish corporation, and Gymboree U.K. Leasing Limited, a company incorporated under the laws of England and Wales.

            (c) Section 1.01 of the Credit Agreement shall be further amended at the definition of "Inoperative Subsidiary" by amending and restating such definition in its entirety as follows:

                  "Inoperative Subsidiary" means each of (a) Gymboree Japan
            K.K., a Japanese corporation, (b) Gymboree Industries Holdings Limited, an Irish corporation, (c) GOF196 Limited, an Irish corporation, (d) Gymboree U.K. Limited, a company incorporated under the laws of England and Wales, and (e) the Excluded Subsidiaries.

            (d) Section 1.01 of the Credit Agreement shall be further amended by adding the following definition in the appropriate alphabetical order:

                  "UK Dispositions" has the meaning specified in Section
            7.05(g).

            (e) Section 7.05(g) of the Credit Agreement shall be amended by amending and restating such subsection to read in its entirety as follows:

            (g) Dispositions by any Borrower and its Subsidiaries not otherwise permitted under this Section 7.05; provided that (i) at the time of any such Disposition, no Default shall exist or would result from such Disposition and (ii) the aggregate book value of all property Disposed of in reliance on this clause (g) in any fiscal year (other than Dispositions of stock or assets directly related to the Borrowers' United Kingdom and Ireland operations made by the Borrowers and their Subsidiaries during the fiscal quarter of the Company ended October 30, 2004; the "UK Dispositions") shall not exceed $5,000,000.

            (f) Section 7.12 of the Credit Agreement shall be amended by amending and restating such Section to read in its entirety as follows:

            7.12 CAPITAL EXPENDITURES. Make or become legally obligated to make any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations), except for capital expenditures in the ordinary course of business not exceeding, in the aggregate for the Company and its Subsidiaries during each fiscal year set forth below, the amount set forth opposite such fiscal year:

FISCAL YEAR ENDING NEAREST                AMOUNT ($)
----------------------------------------------------
     January 31, 2004                    $40,000,000
     January 31, 2005                    $75,000,000
     January 31, 2006                    $60,000,000

            (g) Section 7.13 of the Credit Agreement shall be amended by amending and restating such Section to read in its entirety as follows:

            7.13 INOPERATIVE SUBSIDIARIES. From and after the Closing Date, (a) transfer any assets or properties to any Inoperative Subsidiary, (b) suffer or permit any Inoperative Subsidiary to otherwise have or acquire assets or properties exceeding the Specified Level in value or amount, or (c) suffer or permit any Inoperative Subsidiary to carry on any business or other operation of any kind; provided that from and after October 30, 2004, provided there exists no Default, the Company may contribute cash to any Excluded Subsidiary so long as (x) any such cash contribution shall be made solely for the purpose of satisfying the claims of creditors directly in connection with the dissolution of any such Excluded Subsidiary, and (y) the aggregate amount of all such cash contributions made in respect of all such Excluded Subsidiaries shall not exceed $15,000,000.

            (h) Schedule 2 to the form of Compliance Certificate set forth as Exhibit C to the Credit Agreement shall be amended and restated in the form attached hereto as Exhibit A.

      5. Representations and Warranties. Each Borrower hereby represents and warrants to the Lender as follows:

            (a) No Default, other than the possible occurrence of the Potential Existing Defaults, has occurred and is continuing (or would result from the amendment to the Credit Agreement contemplated hereby).

            (b) The execution, delivery and performance by the Borrowers of this Waiver and Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

            (c) The Amendment Documents constitute the legal, valid and binding obligations of the Borrowers party thereto, enforceable against each such Borrower in accordance with their respective terms, without defense, counterclaim or offset.

            (d) After giving effect to the waiver of the Potential Existing Defaults set forth in Section 3, all representations and warranties of the Borrowers contained in Article V of the Credit Agreement are true and correct on and as of the Effective Date, except to the extent that any such representation and warranty specifically relates to an earlier date, in which case they are true and correct as of such earlier date.

            (e) Each Borrower is entering into this Waiver and Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Lender or any other Person.

            (f) There has occurred since January 31, 2004 no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect.

            (g) The Obligations of each Borrower under the Credit Agreement and each other Loan Document are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

      6. Effective Date. (a) This Waiver and Amendment will become effective when each of the conditions precedent set forth in this Section 6 has been satisfied (the "Effective Date"):

                  (i) The Lender shall have received from each Borrower a duly executed original (or, if elected by the Lender, an executed facsimile copy) counterpart to this Waiver and Amendment.

                  (ii) The Lender shall have received from the Company a certificate signed by the assistant secretary of each Borrower, dated the Effective Date, in form and substance satisfactory to the Lender, and certifying evidence of the authorization of the execution, delivery and performance by each Borrower of the Amendment Documents to which it is party.

                  (iii) The Borrowers shall have paid all Attorney Costs of the Lender to the extent invoiced prior to the Effective Date (including any previously invoiced and outstanding Attorney Costs that relate to services previously provided), plus such additional amounts of Attorney Costs as shall constitute the Lender's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings related to this Waiver and Amendment (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Lender).

                  (iv) The Lender shall have received, in form and substance satisfactory to it, such additional approvals, consents, opinions, documents and other information as the Lender shall request.

            (b) From and after the Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

      7. Reservation of Rights. Each Borrower acknowledges and agrees that neither the execution nor the delivery by the Lender of this Waiver and Amendment shall (a) be deemed to create a course of dealing or otherwise obligate the Lender to execute similar amendments under the same or similar circumstances in the future or (b) be deemed to create any implied waiver of any right or remedy of the Lender with respect to any term or provision of any Loan Document (including any term or provision relating to the occurrence of a Material Adverse Effect).

      8.    Miscellaneous.

            (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Waiver and Amendment. This Waiver and Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

            (b) This Waiver and Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Waiver and Amendment.

            (c) THIS WAIVER AND AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 9.19 AND 9.20 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

            (d) This Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party hereto or thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and the receipt by the Lender of a facsimile transmitted document purportedly bearing the signature of a Borrower shall bind such Borrower with the same force and effect as the delivery of a hard copy original. Any failure by the Lender to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Lender.

            (e) This Waiver and Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Waiver and Amendment supersedes all prior drafts and communications with respect thereto. This Waiver and Amendment may not be amended except in accordance with the provisions of
Section 9.01 of the Credit Agreement.

            (f) If any term or provision of this Waiver and Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Waiver and Amendment or the Credit Agreement, respectively.

            (g) Each Borrower covenants to pay to or reimburse the Lender, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Waiver and Amendment.

            (h) This Waiver and Amendment shall constitute a "Loan Document" under and as defined in the Credit Agreement.

                [Remainder of this page intentionally left blank]

                                      * * *

      IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed as of the date first above written.

                                   THE GYMBOREE CORPORATION, as a Borrower

                                   By: /s/ Myles McCormick
                                       ----------------------------------
                                   Name: Myles McCormick
                                   Title: Chief Financial Officer

                                   GYMBOREE MANUFACTURING, INC., as a Borrower

                                   By: /s/ Myles McCormick
                                       ----------------------------------
                                   Name: Myles McCormick
                                   Title: Chief Financial Officer

                                   GYM-MARK, INC., as a Borrower

                                   By: /s/ Myles McCormick
                                       ----------------------------------
                                   Name: Myles McCormick
                                   Title: Chief Financial Officer

                                   GYMBOREE RETAIL STORES, INC., as a Borrower

                                   By: /s/ Myles McCormick
                                       ----------------------------------
                                   Name: Myles McCormick
                                   Title: Chief Financial Officer

       Signature Page 1 to Waiver and First Amendment to Credit Agreement

                                   THE GYMBOREE STORES, INC., as a Borrower

                                   By: /s/ Myles McCormick
                                       ----------------------------------
                                   Name: Myles McCormick
                                   Title: Chief Financial Officer

                                   GYMBOREE LOGISTICS PARTNERSHIP, as a Borrower

                                   By: GYMBOREE RETAIL STORES, INC. as General
                                       Partner

                                   By: /s/ Myles McCormick
                                       ----------------------------------
                                   Name: Myles McCormick
                                   Title: Chief Financial Officer

                                   GYMBOREE PLAY PROGRAMS, INC., as a Borrower

                                   By: /s/ Myles McCormick
                                       ----------------------------------
                                   Name: Myles McCormick
                                   Title: Chief Financial Officer

                                   GYMBOREE OPERATIONS, INC., as a Borrower

                                   By: /s/ Myles McCormick
                                       ----------------------------------
                                   Name: Myles McCormick
                                   Title: Chief Financial Officer

       Signature Page 2 to Waiver and First Amendment to Credit Agreement

                                   GYMBOREE, INC. (CANADA), as a Borrower

                                   By: /s/ Myles McCormick
                                       ----------------------------------

                                   Name: Myles McCormick
                                   Title: Chief Financial Officer

                                   GYMBOREE INDUSTRIES LIMITED, as a Borrower

                                   By: /s/ Myles McCormick
                                       ----------------------------------
                                   Name: Myles McCormick
                                   Title: Chief Financial Officer

                                   GYMBOREE U.K. LEASING LIMITED, as a Borrower

                                   By: /s/ Myles McCormick
                                       ----------------------------------
                                   Name: Myles McCormick
                                   Title: Chief Financial Officer

                                   GYMBOREE OF IRELAND, LIMITED, as a Borrower

                                   By: /s/ Myles McCormick
                                       ----------------------------------
                                   Name: Myles McCormick
                                   Title: Chief Financial Officer

       Signature Page 3 to Waiver and First Amendment to Credit Agreement

                                   BANK OF AMERICA, N.A., as the Lender

                                   By: /s/ Ronald Drobny
                                       ----------------------------------
                                   Name: Ronald Drobny
                                   Title: Senior Vice President

       Signature Page 4 to Waiver and First Amendment to Credit Agreement

                                    EXHIBIT A

   (Please see attached amended and restated Schedule 2 to form of Compliance
                                  Certificate)

                Exhibit A to Waiver and First Amendment Agreement

                       For the Quarter/Year ended ___________ ("Statement Date")

                                   SCHEDULE 2
                          to the Compliance Certificate
                                  ($ in 000's)

I.    SECTION 7.11(a) -- CONSOLIDATED TANGIBLE NET WORTH.

      A.    85% Consolidated Tangible Net Worth at Benchmark Date:                      $____________

      B.    75% of Consolidated Net Income for each full fiscal quarter ending
            after Benchmark Date (no reduction for losses):                             $____________

      C.    100% of increases in Shareholders' Equity after Benchmark Date from issuance and sale of capital stock or other equity interests
            (including from conversion of debt securities):                             $____________

      D.    Minimum required Consolidated Tangible Net Worth (Lines I.A + I.B +
            I.C):                                                                       $____________

      E.    Actual Consolidated Tangible Net Worth at Statement Date:

            1.    Shareholders' Equity:                                                 $____________

            2.    Intangible Assets:                                                    $____________

            3.    Consolidated Tangible Net Worth (I.E.1 less I.E.2):                   $____________

      F.    Excess (deficient) for covenant compliance (Line I.E.3 less I.D):           $____________

II.   SECTION 7.11 (b) -- CONSOLIDATED ASSET COVERAGE RATIO

      A.    Current Assets determined as of Statement Date:

            1.    Cash:                                                                 $____________

            2.    Marketable Securities:                                                $____________

            3.    Trade Accounts Receivable:                                            $____________

            4.    Inventory:                                                            $____________

            5.    Current Assets (II.A.1 + 2 + 3 + 4):                                  $____________

      B.    Current Liabilities as of Statement Date                                    $____________

      C.    Outstanding Amounts as of Statement Date (without duplication to
            II.B):                                                                      $____________

      D.    Consolidated Asset Coverage Ratio (II.A.5 / (II.B + II.C):                  ______to 1.00

            Minimum Required: 1.00:1.00

III.  SECTION 7.11(c)/APPLICABLE RATE -- CONSOLIDATED ADJUSTED LEVERAGE RATIO.

      A. Consolidated EBITDA for four consecutive fiscal quarters ending on above date ("Subject Period"):

            1.    Consolidated Net Income for Subject Period:                           $____________

            2.    Consolidated Interest Charges for Subject Period:                     $____________

            3.    Provision for income taxes payable during Subject Period:             $____________

            4.    Depreciation expense for Subject Period:                              $____________

            5.    Amortization expense for Subject Period:                              $____________

            6.    Losses during the Subject Period resulting solely from the UK
                  Dispositions and included in the calculation of Consolidated
                  Net Income in Line III.A.1:                                           $____________

            7.    Consolidated EBITDA (III.A.1 + 2 + 3 + 4 + 5 + 6):                    $____________

      B.    1.    Lease Expenses for Subject Period:                                    $____________

            2.    Consolidated Adjusted EBITDAR (III.A.7 + III.B.1):                    $____________

      C.    Consolidated Funded Indebtedness at Statement Date:                         $____________

      D.    Lease Expenses for Subject Period:                                          $____________

      E.    6 x III.D:                                                                  $____________

      F.    Consolidated Leverage Ratio ((III.C+III.E) / III.B.2):                      _____ to 1.00

            Maximum permitted. 3.00:1.00

IV.   SECTION 7.12 -- CAPITAL EXPENDITURES.

      A.    Capital expenditures made during fiscal year to date:                       $____________

      B.    Maximum permitted capital expenditures for fiscal year:                     $____________

      C.    Excess (deficient) for covenant compliance (Line IV.B less IV.A):           $____________

                                       C-5